SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2003

METROCALL HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21924	54-1215634

(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

6677 Richmond Highway, Alexandria, Virginia	22306

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 660-6677

Item 2.   Acquisition or Disposition of Assets.

     On November 19, 2003, Metrocall Holdings, Inc. (“Metrocall”) acquired certain assets and assumed certain of the liabilities of WebLink Wireless, Inc. (“WebLink”) and certain of its subsidiaries (“WebLink Acquisition”) pursuant to an Asset Purchase Agreement, a copy of which was filed with the Current Report on Form 8-K filed on November 21, 2003 as Exhibit 2.1 and is incorporated by reference herein in its entirety. Metrocall and WebLink have also entered into a Management and Spectrum Lease Agreement under which WebLink is providing certain services and leasing to Metrocall the spectrum usage rights granted under FCC licenses pending the FCC’s approval of the transfer of such licenses to Metrocall. Applications to permit such transfer were filed with the FCC on November 25, 2003.

     As consideration for these transactions, Metrocall has issued to Weblink 500,000 shares of its common stock and warrants to purchase up to an additional 125,000 shares of common stock at $40 per share. 25,000 warrants were exercisable upon the closing. The 100,000 additional warrants are subject to a 25,000 per year vesting and were issued in consideration for WebLink’s services under the Management and Spectrum Lease Agreement but the vesting of such warrants will accelerate upon the transfer of the FCC licenses.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

The above statements include “forward-looking statements,” within the meaning of the federal securities laws, that involve uncertainties and risks. These include statements regarding events or developments that Metrocall expects or anticipates will occur in the future. A number of risks and uncertainties could cause actual results, events, and developments to differ from expectations. Please refer to Metrocall’s most recent quarterly report on Form 10-Q and annual report on Form 10-K, and any subsequently filed reports on Form 10-Q and Form 8-K, as well as its other filings with the Securities and Exchange Commission, for a complete discussion of these and other important factors that could cause actual results to differ materially from those projected by these forward-looking statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     As permitted under Item 7 of Form 8-K, Metrocall indicated in its Current Report on Form 8-K filed on November 21, 2003 that it would file the financial statements and pro forma financial information required under Items 7(a) and 7(b) of Form 8-K by January 20, 2004. This amended Current Report on Form 8-K provides the required financial information and amends Item 7 of the Current Report filed by Metrocall on November 21, 2003.

(a)	Financial Statements of Business Acquired.

     The following financial statements of Weblink are included as Exhibit 99.1 in this amended Current Report:

Consolidated Balance Sheets as of December 31, 2002 and September 30, 2003

Consolidated Statements of Operations for the Period from January 1, 2002 through September 8, 2002, the Period from September 9, 2002 through December 31, 2002, the Period from January 1, 2003 through April 22, 2003 and the Period from April 23, 2003 through September 30, 2003

Consolidated Statements of Stockholders’ Equity (Deficit) for the Year ended December 31, 2001, the Period from January 1, 2002 through September 8, 2002, the Period from September 9, 2002 through December 31, 2002, the Period from January 1, 2003 through April 22, 2003 and the Period from April 23, 2003 through September 30, 2003

Consolidated Statements of Cash Flows for the Year ended December 31, 2001, the Period from January 1, 2002 through September 8, 2002, the Period from September 9, 2002 through December 31, 2002, the Period from January 1, 2003 through April 22, 2003 and the Period from April 23, 2003 through September 30, 2003

Notes to Consolidated Financial Statements

(b)	Pro forma financial information

     The following unaudited pro forma condensed combined financial statements of Metrocall, giving effect to the WebLink Acquisition prepared pursuant to Article 11 of Regulation S-X are included, as Exhibit 99.2 in this amended Current Report:

Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2003

Unaudited Pro Forma Combined Condensed Statement of Operations for the Period from October 8, 2002 through December 31, 2002

Unaudited Pro Forma Combined Condensed Statement of Operations for the Period Ended September 30, 2003

Notes to the Unaudited Pro Forma Combined Statements.

(c)	Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of November 18, 2003(1)
23.1	Independent Auditors’ Consent(2)
99.1	WebLink Wireless, Inc. Consolidated Financial Statements as of December 31, 2002 and September 30, 2003 and for the Period from January 1, 2002 through September 8, 2002, the Period from September 9, 2002 through December 31, 2002, the Period from January 1, 2002 through April 22, 2003 and the Period from April 23, 2003 through September 30, 2003.(2)
99.2	Unaudited pro forma condensed combined financial statements(2)

(1)	Incorporated by reference to Metrocall’s Current Report on Form 8-K filed on November 21, 2003.
(2)	Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCALL HOLDINGS, INC.
By:	/s/ George Z. Moratis
	Name:	George Z. Moratis
	Title:	Chief Financial Officer and Treasurer

Dated: January 20, 2004

Exhibit Index

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of November 18, 2003(1)
23.1	Independent Auditors’ Consent(2)
99.1	WebLink Wireless, Inc. Consolidated Financial Statements as of December 31, 2002 and September 30, 2003 and for the Period from January 1, 2002 through September 8, 2002, the Period from September 9, 2002 through December 31, 2002, the Period from January 1, 2002 through April 22, 2003 and the Period from April 23, 2003 through September 30, 2003.(2)
99.2	Unaudited pro forma condensed combined financial statements(2)

(1)	Incorporated by reference to Metrocall’s Current Report on Form 8-K filed on November 21, 2003.
(2)	Filed herewith.